For Immediate Release

Contact:               Investor Relations
Owens Realty Mortgage, Inc.
www.owensmortgage.com
(925) 239-7001
Owens Realty Mortgage, Inc. Reports Fourth Quarter and Full Year 2018 Financial Results

WALNUT CREEK, CA. – March 15, 2018 – Owens Realty Mortgage, Inc. (the “Company”) (NYSE American: ORM) today reported financial results for the fourth quarter and year ended December 31, 2018.

Fourth Quarter 2018 Financial and Operational Highlights

•	Net income of $1,828,138, or $0.22 per fully-diluted common share
•	Book value of $22.56 per common share at December 31, 2018 as compared to $22.54 per common share at September 30, 2018 and $22.10 per common share at December 31, 2017
•	Declared a quarterly dividend of $0.20 per share of common stock
•
Originated six new loans in the quarter totaling $15,630,000 (note amount), received full or partial payoffs on seven loans totaling approximately $10,985,000 and extended the maturity dates of ten loans with principal balances aggregating approximately $19,688,000

•	Average balance of performing loans for the three months ended December 31, 2018 as compared to the three months ended December 31, 2017 decreased by approximately 5%
•	Sold five real estate properties for net proceeds totaling approximately $6,881,000 and net gain totaling approximately $2,126,000
•	Recorded $308,000 of impairment losses on two real estate properties
•	Recorded income tax expense of $243,000 related to Zalanta Resort at the Village, LLC (“Zalanta”) (a taxable REIT subsidiary)

Year 2018 Financial and Operational Highlights

•	Net income of $6,889,531, or $0.79 per fully-diluted common share
•	Declared 2018 dividends to common stockholders totaling $0.76 per share
•
Originated eighteen new loans during 2018 totaling $78,867,000 (note amount), received full or partial payoffs on twenty-eight loans totaling approximately $78,692,000 and extended the maturity dates of nineteen loans with principal balances aggregating approximately $47,915,000

•	Average balance of performing loans during the year ended December 31, 2018 as compared to 2017 increased by approximately 4%
•	59 loans in the portfolio with an average balance of $2,418,000 as of December 31, 2018 as compared to 61 loans with an average loan balance of $2,396,000 as of December 31, 2017
•
Sold twenty-three real estate properties (including eleven condominium units at Zalanta) for net proceeds totaling approximately $29,966,000 (including notes receivable totaling $8,679,000) and net gain totaling approximately $4,611,000

•	Repurchased 608,574 shares of common stock during the year pursuant to the 2018 Repurchase Plan at a total cost of $10,033,000 and an average cost of $16.49 per share
•	Recorded $187,000 in charge-offs against the specific allowance for loan losses related to one impaired loan, $76,000 in recoveries and a reversal of the provision for loan losses of $239,000
•	Recorded $1,053,000 in impairment losses on three real estate properties
•	Recorded income tax expense of $560,000 related to Zalanta

•
Entered into an Agreement and Plan of Merger with Ready Capital on November 7, 2018 (the “Merger”).  In connection with the proposed Merger, each share of the Company’s common stock will be exchanged for 1.441 newly issued shares of Ready Capital common stock. Completion of the proposed Merger is subject to the satisfaction of certain customary conditions, and is subject to the approval of the stockholders of both Ready Capital and the Company at meetings to be held on March 21, 2019.  The Company cannot provide any assurance that the proposed Merger will close in a timely manner or at all.

•
Amended the Management Agreement, effective April 1, 2018, to reduce the management fees, eliminate the service fees and salary expense reimbursements to the Manager and to give 30% of loan fees and late payment charges to the Company.

Subsequent Events

•	In January 2019, sold two real estate properties for net sales proceeds totaling $2,706,000 and gain totaling $466,000
•	Extended the maturity dates on five loans that were past maturity as of December 31, 2018 with principal balances totaling approximately $15,010,000

Year End Loan Portfolio Summary

The following tables set forth certain information regarding the Company’s loan portfolio at December 31, 2018 and 2017.
	December 31, 2018	December 31, 2017
By Property Type:
Commercial	$132,519,461	$127,873,281
Residential	5,209,357	13,170,795
Land	4,953,425	5,127,574
	$142,682,243	$146,171,650
By Position:
Senior loans	$137,808,788	$142,782,492
Junior loans	4,873,455	3,389,158
	$142,682,243	$146,171,650

Commercial loans by property type:
	December 31, 2018	December 31, 2017
Commercial Real Estate Loans:
Office	$26,052,765	$29,480,103
Retail	57,108,646	32,329,395
Storage	5,996,619	15,807,016
Apartment	15,382,892	24,582,181
Hotel	8,985,000	11,777,351
Industrial	2,856,911	2,690,000
Warehouse	3,000,000	3,000,000
Marina	3,638,121	3,580,000
Assisted care	7,550,858	1,650,000
Golf course	1,500,000	1,212,851
Restaurant	397,649	1,764,384
	$132,519,461	$127,873,281

Loans by geographic location:
	December 31, 2018		December 31, 2017
	Balance	Percentage	Balance	Percentage
California	$98,865,551	69.29%	$110,884,117	75.86%
Arizona	—	—%	815,890	0.56%
Colorado	6,447,573	4.52%	4,380,616	3.00%
Hawaii	1,445,964	1.01%	1,450,000	0.99%
Illinois	—	—%	1,364,384	0.93%
Indiana	—	—%	388,793	0.27%
Michigan	8,985,000	6.30%	10,714,764	7.33%
Nevada	—	—%	1,653,107	1.13%
Ohio	—	—%	3,755,000	2.57%
Pennsylvania	5,519,317	3.87%	—	—%
Texas	17,565,952	12.31%	6,625,000	4.53%
Washington	—	—%	3,159,460	2.16%
Wisconsin	3,852,886	2.70%	980,519	0.67%
	$142,682,243	100.00%	$146,171,650	100.00%

Year End Real Estate Property Portfolio

The following tables set forth certain information regarding the Company’s real estate portfolio at December 31, 2018 and 2017.

Real Estate Held for Sale:
	December 31, 2018	December 31, 2017
Residential	$16,855,359	$24,627,710
Land	7,359,111	14,389,620
Retail	7,737,181	7,632,893
Golf course	—	1,999,449
Marina	1,269,650	2,207,675
Office	872,489	—
Assisted care	—	5,253,125
	$34,093,790	$56,110,472

Real Estate Held for Investment:
	December 31, 2018	December 31, 2017
Retail	$15,987,697	$16,623,238
Land	6,561,023	2,018,068
Residential	—	2,356,995
Office	—	3,357,352
	$22,548,720	$24,355,653

Forward-Looking Statements
This press release contains statements that constitute “forward-looking statements,” as such term is defined in Section 27A of the Securities Act and Section 21E of the Exchange Act and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on current expectations and beliefs of Ready Capital and ORM and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; neither Ready Capital nor ORM can give any assurance that its expectations will be attained.

Factors that could cause actual results to differ materially from expectations include, but are not limited to, the risk that the Merger will not be consummated within the expected time period or at all; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to obtain stockholder approvals relating to the Merger and issuance of shares in connection therewith or the failure to satisfy the other conditions to completion of the Merger; risks related to disruption of management’s attention from the ongoing business operations due to the proposed Merger; the effect of the announcement of the proposed Merger on Ready Capital’s and ORM’s operating results and businesses generally; the outcome of any legal proceedings relating to the Merger; changes in future loan acquisition and production; the ability to retain key personnel; availability of suitable investment opportunities; changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability and terms of financing; general economic conditions; market conditions; conditions in the market for small balance commercial loans and other investments; and other factors, including those set forth in the Risk Factors section of Ready Capital’s Registration Statement on Form S-4, declared effective by the Securities and Exchange Commission (the “SEC”) on February 15, 2019, and other reports filed by Ready Capital and ORM with the SEC, copies of which are available on the SEC’s website, www.sec.gov. Neither Ready Capital nor ORM undertakes any obligation to update these statements for revisions or changes after the date of this press release, except as required by law.

Additional Information and Where to Find It
This press release may be deemed to be solicitation material in respect of the proposed Merger of Ready Capital and ORM.  In connection with the proposed Merger, Ready Capital has filed a Registration Statement on Form S-4, which includes a joint proxy statement/prospectus and has been declared effective by the SEC. Ready Capital’s stockholders and other interested persons are advised to read the definitive joint proxy statement/prospectus and documents incorporated by reference therein filed in connection with the proposed Merger and, when available, the amendments thereto, as these materials will contain important information about Ready Capital, ORM and the proposed Merger. The definitive joint proxy statement/prospectus and other relevant materials for the proposed Merger have been mailed to stockholders of Ready Capital as of the record date. Stockholders will also be able to obtain copies of the definitive joint proxy statement/prospectus and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or on Ready Capital’s website at https://readycapital.com/ or by directing a request to Ready Capital’s Investor Relations at InvestorRelations@readycapital.com or at (212) 257-4666.

Participants in Solicitation
Ready Capital, its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies in respect of the proposed Merger. Information regarding Ready Capital’s directors and executive officers is available in its proxy statement filed with the SEC. Additional information regarding these persons and their interests in the proposed Merger is included in the definitive joint proxy statement/prospectus relating to the proposed Merger that has been filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

ORM and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Ready Capital in connection with the proposed Merger. A list of the names of such directors and executive officers and information regarding their interests in the proposed Merger are included in the joint proxy statement/prospectus for the proposed Merger.

About Owens Realty Mortgage, Inc.
Owens Realty Mortgage, Inc., a Maryland corporation, is a specialty finance mortgage company organized to qualify as a REIT that focuses on the origination, investment, and management of commercial real estate mortgage loans. ORM provides customized, short-term acquisition and transition capital to small balance and middle-market investors that require speed and flexibility. ORM’s primary objective is to provide investors with attractive current income and long-term shareholder value. Owens Realty Mortgage, Inc. is headquartered in Walnut Creek, California, and is externally managed and advised by Owens Financial Group, Inc.

About Ready Capital Corporation
Ready Capital Corporation (NYSE: RC) is a multi-strategy real estate finance company that originates, acquires, finances and services small- to medium-sized balance commercial loans. Ready Capital specializes in loans backed by commercial real estate, including agency multifamily, investor and bridge as well as SBA 7(a) business loans. Headquartered in New York, New York, Ready Capital employs over 400 lending professionals nationwide. Ready Capital is externally managed and advised by Waterfall Asset Management, LLC.

No Offer or Solicitation
This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Merger. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Selected Financial Data:

OWENS REALTY MORTGAGE, INC.
Consolidated Balance Sheets
(UNAUDITED)

	December 31,	December 31,
	2018	2017
ASSETS
Cash, cash equivalents and restricted cash	$4,514,301	$5,670,816
Loans, net of allowance for losses of $1,478,188 in 2018 and $1,827,806 in 2017	141,204,055	144,343,844
Interest and other receivables	1,104,638	2,430,457
Other assets, net of accumulated depreciation and amortization of $85,944 in 2018 and $309,686 in 2017	416,615	725,341
Deferred financing costs, net of accumulated amortization of $82,635 in 2018 and $265,276 in 2017	351,199	26,823
Deferred tax assets, net	2,697,480	3,207,322
Investment in limited liability company	2,139,242	2,140,545
Real estate held for sale	34,093,790	56,110,472
Real estate held for investment, net of accumulated depreciation of $2,679,823 in 2018 and $3,316,753 in 2017	22,548,720	24,355,653
Total assets	$209,070,040	$239,011,273
LIABILITIES AND EQUITY
LIABILITIES:
Dividends payable	$1,696,576	$1,572,047
Due to Manager	242,170	277,671
Accounts payable and accrued liabilities	1,245,609	1,390,329
Deferred gains on sales of real estate	—	302,895
Forward contract liability – share repurchase	—	2,731,171
Lines of credit payable	1,728,000	1,555,000
Notes and loans payable on real estate	12,798,903	30,192,433
Total liabilities	17,711,258	38,021,546
Commitments and Contingencies
EQUITY:
Stockholders’ equity:
Preferred stock, $.01 par value per share, 5,000,000 shares authorized, no shares issued and outstanding at December 31, 2018 and 2017	—	—
Common stock, $.01 par value per share, 50,000,000 shares authorized, 11,198,119 shares issued, 8,482,880 and 9,095,454 shares outstanding at December 31, 2018 and 2017	111,981	111,981
Additional paid-in capital	182,437,522	182,437,522
Treasury stock, at cost – 2,715,239 and 2,102,665 shares at December 31, 2018 and 2017	(41,753,190)	(31,655,119)
Retained earnings	50,562,469	50,095,343
Total stockholders’ equity	191,358,782	200,989,727
Total liabilities and equity	$209,070,040	$239,011,273

OWENS REALTY MORTGAGE, INC.

Consolidated Statements of Income
Years Ended December 31,

	2018	2017

Revenues:
Interest and related income from loans	$12,281,261	$10,840,730
Rental and other income from real estate properties	4,129,261	4,505,385
Other income	386,499	187,013
Total revenues	16,797,021	15,533,128
Expenses:
Management fees to Manager	2,906,333	3,546,085
Servicing fees to Manager	95,143	362,411
General and administrative expense	3,389,524	2,234,230
Rental and other expenses on real estate properties	3,858,962	4,980,900
Depreciation and amortization	761,717	1,138,515
Interest expense	2,132,776	1,587,695
(Recovery of) provision for loan losses	(239,144)	(360,012)
Impairment losses on real estate properties	1,053,161	1,423,286
Total expenses	13,958,472	14,913,110
Operating income	2,838,549	620,018
Gain on sales of real estate, net	4,610,824	14,728,921
Settlement expense	—	(2,627,436)
Net income before income taxes	7,449,373	12,721,503
Income tax (expense) benefit	(559,842)	(4,041,655)

Net income	$6,889,531	$8,679,848

Per common share data:
Basic and diluted earnings per common share	$0.79	$0.85
Basic and diluted weighted average number of common shares outstanding	8,764,568	10,162,496
Dividends declared per share of common stock	$0.76	$0.38

OWENS REALTY MORTGAGE, INC.

Consolidated Statements of Income
Three Months Ended December 31,

	2018	2017

Revenues:
Interest and related income from loans	$2,866,423	$2,688,932
Rental and other income from real estate properties	708,443	1,113,217
Other income	160,684	48,791
Total revenues	3,735,550	3,850,940
Expenses:
Management fees to Manager	720,334	764,611
Servicing fees to Manager	—	91,577
General and administrative expense	1,818,765	693,970
Rental and other expenses on real estate properties	510,874	1,090,364
Depreciation and amortization	164,877	221,847
Interest expense	299,501	466,778
(Recovery of) provision for loan losses	(31,490)	(138,312)
Impairment losses on real estate properties	307,513	773,829
Total expenses	3,790,374	3,964,664
Operating loss	(54,824)	(113,724)
Gain on sales of real estate, net	2,126,084	268,891
Settlement expense	—	(2,627,436)
Net income (loss) before income taxes	2,071,260	(2,472,269)
Income tax expense	(243,122)	(1,951,828)

Net income (loss)	$1,828,138	$(4,424,097)

Per common share data:
Basic and diluted earnings per common share	$0.22	$(0.44)
Basic and diluted weighted average number of common shares outstanding	8,482,880	9,984,352
Dividends declared per share of common stock	$0.20	$0.10

# # #